Exhibit 99.1

1 Annual Stockholders’ Meeting June 5, 2008

2 Safe Harbor Statement Some of the information in this presentation may contain projections or other forward-looking statements regarding future events or the future financial performance of the Company and its subsidiaries. We wish to caution you that these statements involve risks and uncertainties and actual events or results may differ materially. Among the important factors which could cause actual results to differ materially from those in the forward-looking statements are general market conditions, unfavorable economic conditions, our ability to execute our business strategy and our ability to integrate acquisitions, the effectiveness of our sales team and approach, our ability to target, analyze and forecast the revenue to be derived from a client and the costs associated with selling product to that client, the date during the course of a calendar year that a new client is acquired, the length of the integration cycle for new clients and the timing of revenues and costs associated therewith, potential competition in the marketplace, the ability to retain and attract employees, market acceptance of our solutions and pricing options, our ability to maintain our existing technology platforms and to deploy new technology, our ability to sign new clients and control expenses, the possibility of the discontinuation of some client relationships, the financial condition of our clients’ business and other factors detailed in the Company's filings with the Securities and Exchange Commission, including our recent filings on Forms 10-K and 10-Q.

3 Company Highlights Market leader in secure file transfer (client/server) Founded April 1996 Public company since 2000, AMEX listing July 2007 One of the first client file transfer products - CuteFTP 71 Employees – 58 in San Antonio, 13 in Boston License Base: • 2.0 million+ CuteFTP copies purchased (over 100,000,000 downloaded) • 6,000+ Secure FTP/EFT Servers sold • 2,000+ WAFS customers Significant Enterprise Penetration: 94 of the Fortune 100 Substantial Government use: 4,000+ city, state and federal accounts 82,000 hits to our website daily

4 Mission Move and share files SECURELY over the internet

5 REVENUE $0.9 $2.1 $3.3 $5.7 $5.3 $5.3 $4.8 $4.9 $6.7 $11.0 $18.4 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Revenue $m

6 Strong Quarterly Financial Performance (USD in millions) Operating Income YoY Revenue Growth Cash Balance 11% 21% $717 29% 41% $985 23% 36% $1,384 28% 56% $2,029 34% 70% $2,629 30% 34% $3,436 31% 51% $1,346 21% 84% $1,103 21% 50% $1,355 50% 162% $4,498 26% 50% $4,574 25% 26% $5,700 8% 12% $5,623

7 Balance Sheet As of March 31, 2008 (000’s) Cash $ 5,623 Net Working Capital $ 3,535 Total Assets $ 17,811 Debt $ 0 Equity $ 14,078 Fully diluted shares o/s 18,099

8 MARKETS – Secure File Transfer: $250-$300 million size, 10% growth –Email attachment – $100 mil size, 30% growth –WAFS: $300 million size, 19% growth – CDP market in early stages of adoption, but growing rapidly

9 Vertical Industry Focus - Finance

10 Security Focus – Government Sector CITY OF SAN ANTONIO

11 Vertical Industry Focus – Engineering/Manufacturing/Other

12 Vertical Industry Focus - Healthcare

New Customers

14 GlobalSCAPE 2008 Focus • Localize CuteFTP and server products for India, Russia, South America (Portuguese and Spanish) - develop international reseller channels for server products • More features for Enterprise servers – clustering options, AS2, work flow management (Network Automation) • WAFS stabilization and new features • New product investment – Email and Big File Transfer (Send6), B2B gateways, file replication, file sharing • Resell WAN acceleration - Certeon • Strategic Acquisitions

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18 Outlook • Our corporate structure is pristineplenty of cash, profitable, no debt, positive retained earnings, low share count • We are a good candidate to merge with another growing private tech company. • Our customers include most of the Fortune 500, and we will leverage their positive experience to sell new products. • We have a strong base of recurring business in our legacy server products. • We have reorganized to bring more focus on our individual products which is generating ideas and innovations. • We have hired 4 new engineers who will help accelerate the new product deliveries. • We have signed three deals that will have a positive impact on revenue beginning in Q3. • We are expanding our marketplace by entering the foreign markets.